SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 20, 2001

                            ULTRALIFE BATTERIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

               0-20852                                  16-1387013
               -------                                  ----------
      (Commission File Number)             (I.R.S. Employer Identification No.)
      ------------------------             ------------------------------------

                2000 Technology Parkway, Newark, New York          14513
                -----------------------------------------          -----
               (Address of principal executive offices)          (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events

      On July 20, 2001, the Company completed a $6.8 million private placement of 1,090,000 shares of its common stock at $6.25 per share.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act at 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ULTRALIFE BATTERIES, INC.

Dated: July 24, 2001                      By: /s/Robert W. Fishback
                                              ----------------------------
                                              Robert W. Fishback
                                              Vice President - Finance and
                                              Chief Financial Officer